NAREIT REIT WEEK JUNE 6 - 8, 2017

Exhibit 99.1

NAREIT REIT WEEK JUNE 6 - 8, 2017

SUNBELT FOCUSED APARTMENT REIT REIT WEEK 2017 2 ESTABLISHED RECORD OF STRONG VALUE CREATION AND SUPERIOR LONG - TERM SHAREHOLDER RETURN 1 HIGH QUALITY AND DIVERSIFIED EARNINGS STREAM; SUPPORTS FULL - CYCLE PERFORMANCE PROFILE • High recurring and diversified earnings stream to support growing dividend; steady compounding value and dividend growth support long - term return outperformance • Balanced and sector - differentiated investment strategy supports reduced volatility • Straightforward investment model, balance sheet and value proposition • Well diversified earnings profile across strong growth region and markets 2 HIGH QUALITY PORTFOLIO; DISCIPLINED CAPITAL DEPLOYMENT • $3.3 billion of capital recycling and upgrade transactions (excluding the CLP and PPS mergers) since 2011 • Both CLP and PPS mergers further improve asset quality and enhance AFFO growth profile • Average age of portfolio of 14 years; newer than sector average • Long - term record of high balance sheet productivity and superior ROIC performance 3 STRONG BALANCE SHEET SUPPORTS SOLID COVERAGE RATIOS AND GROWTH CAPACITY • Investment grade status among key rating agencies • Coverage ratios at or better than sector and peer averages • Significant growth capacity available as opportunities are presented • Competitive advantage in long - term cost of capital in our markets 4 COMPETITIVE ADVANTAGES DRIVE COMPOUNDING VALUE • Scale and operating efficiencies expected to drive higher operating margins and outperformance across the region • Ability to transact all cash and our efficient due diligence process drive a high volume of opportunities • Platform capabilities, operating scale/efficiencies and balance sheet strength establish meaningful competitive advantages

BALANCED & DIVERSIFIED PORTFOLIO REIT WEEK 2017 3 SUPPORTS FULL CYCLE OUTPERFORMANCE Multifamily Markets Regional Office TOP 20 MARKETS 1 % of NOI 2 1Q 2017 Atlanta , GA 13.2% Dallas, TX 9.8% Charlotte, NC 7.4% Tampa, FL 6.7% Austin, TX 6.2% Washington, DC 5.9% Orlando, FL 5.7% Raleigh/Durham, NC 4.6% Nashville, TN 4.4% Fort Worth, TX 4.2% Houston, TX 3.5% Jacksonville, FL 3.5% Charleston, SC 2.9% Phoenix, AZ 2.5% Savannah, GA 2.2% Richmond, VA 1.7% Greenville, SC 1.4% San Antonio, TX 1.3% Birmingham, AL 1.3% Kansas City, MO - KS 0.5% 50% Inner Loop 44% A to A+ 42% Suburban 56% B to B+ 8% Downtown/CBD DIVERSIFIED IN SUBMARKETS 1 DIVERSIFIED IN PRICE POINT 3 1 Based on 3/31/2017 total multifamily portfolio gross asset value 2 Combined Adjusted S ame S tore NOI 3 Average effective rent/unit for 3/31/2017 of $1,250 or higher for A to A+ and lower than $1,250 for B to B+ for total multifamily portfolio UNIQUELY DIVERSIFIED ACROSS SUNBELT REGION Corporate Office

REIT WEEK 2017 4 SUNBELT MARKET FOCUS SUPPORTS SUPERIOR FULL - CYCLE PERFORMANCE AN D LONG - TERM OUTPERFORMANCE SUPERIOR JOB GROWTH IN RELATION TO NEW SUPPLY PROJECTED TO OUTPERFORM IN MAA PORTFOLIO SINGLE FAMILY HOUSING NOT A THREAT 6.9:1 6.4:1 6.1:1 5.6:1 2017 2018 NEW JOBS TO NEW COMPLETIONS MAA Top 25 Institutional Markets Source: U.S. Census Bureau; Moody’s Analytics Economy.com SCALE AND REGIONAL FOCUS SUPPORT ABILITY TO ACHIEVE COMPETITIVE ADVANTAGES WHICH IS KEY TO VALUE CREATION AND LONG - TERM OUTPERFORMANCE • Higher operating margins than local owner/operators • Lower cost of capital and all cash execution capabilities • Scale and long - term regional focus drive strong deal flow • Platform value drives higher entity value – superior “cap rate” valuation 20.2% 18.5% 19.4% 20.5% 21.0% 19.9% 6.7% 7.9% 7.5% 7.4% 6.1% 7.1% 2013 2014 2015 2016 2017 YTD 5-YR AVG MAA SAME STORE % OF TOTAL MOVE - OUTS Move-outs to Single Family Purchase Move-outs to Single Family Rental • Stronger demand side and growth dynamics support superior long - term results • Different demographic and lifestyle profiles served • Strong single - family market drives economic growth; strong MAA rent growth during 2005 - 2007 time frame Cityscape at Marker Center, Dallas, TX

AVG DAILY OCCUPANCY MAY 2016 QTD MAY 2017 QTD Combined Adjusted Same Store 96.1% 96.1% MAA Same Store 96.3% 96.3% Post Same Store 95.4% 95.3% LEASING UPDATE – AS OF MAY 31, 2017 5 - 3.9% - 3.5% - 2.4% - 1.7% - 0.5% 6.3% 6.0% 6.0% 6.3% 6.3% 1.0% 1.1% 1.7% 2.2% 2.6% -6.0% -4.0% -2.0% 0.0% 2.0% 4.0% 6.0% 8.0% Jan Feb Mar Apr May New Lease Renewal Blended 2017 COMBINED ADJUSTED SAME STORE PRICING REIT WEEK 2017 1.9% 1.9% 2.8% 3.5% 3.4% - 1.1% - 1.0% - 1.1% - 0.9% 0.7% -2.0% -1.0% 0.0% 1.0% 2.0% 3.0% 4.0% Jan Feb Mar Apr May MAA Same Store PPS Same Store BLENDED LEASE OVER LEASE PRICING • New lease pricing continued to improve in April and May 2017, as expected • Continued pricing improvement expected through the busy leasing season as we continue to reconcile revenue management practices • Impact of this and other NOI synergy opportunities has greatest impact in Q3 2017 and Q4 2017 • Reaffirm full year same store guidance ranges for revenue of 2.8% - 3.2%, expenses of 2.5% - 3.5% and NOI of 3.0% - 3.5% • Reaffirm Q2 2017 FFO/share guidance range of $1.36 - $1.46, inclusive of merger and integration costs (Q2 2016 FFO/share comparative $1.54) and 2017 full year range of $5.74 - $5.94 Achieving 5% - 6% increases on June and July renewals

PPS MERGER STRENGTHENS PLATFORM AND PROVIDES COMPELLING VALUE; I NTEGRATION ACTIVITIES ON TRACK REIT WEEK 2017 6 SYNERGY AND NOI UPSIDE OPPORTUNITY FFO COMMENTS IDENTIFIED AT MERGER PER SHARE IMPACT IN 2018 2019 AND BEYOND Overhead Synergies $20 million $0.17 $20 million $20 million Full capture expected in 2018; based on 2016 stand alone MAA and PPS gross overhead budgets of $100.6M combined, grown at 5% annually (below sector average of 6%) Stabilize PPS Development Pipeline $15 - $18 million $0.13 - $0.15 $7 - $8 million $15 - $18 million One project to stabilize in 2017; three in 2018; two in 2019 (blended 6.0% - 6.5% NOI yield) NOI Margin $13 - $15 million $0.11 - $0.13 $13 - $15 million $13 - $15 million Reconciling revenue management practices, repair and maintenance/turn practices and enhanced scale drives opportunity Redevelopment Pipeline $10 - $12 million $0.08 - $0.10 $4 - $6 million $14 - $16 million 13K units of PPS portfolio with opportunity; higher than originally anticipated both in terms of number of units and expected rent increase Strengthened Balance Sheet $3.5 - $5.5 million $0.03 - $0.04 $2 - $4 million $3.5 - $5.5 million Expect 20 - 30bps narrowing of spreads from current coupon rates; recent very successful bond transaction supports this Total Opportunity $61.5 - $70.5 million $0.52 - $0.59 $46 - $53 million $65.5 - $74.5 million Long - term value opportunity exceeds original expectations

• MAA’s established history and success as a disciplined investor will drive process • Manage the design and investment from an owner/operator perspective; optimize long - term margins DEVELOPMENT PIPELINE POISED TO DELIVER VALUE REIT WEEK 2017 7 EXPECTED TOTAL COST (IN MILLIONS) PROPERTY MSA TOTAL UNITS INITIAL DELIVERY Post Parkside at Wade II 2 Raleigh, NC 406 $ 58.9 2Q 2016 Post Afton Oaks 2 Houston, TX 388 $ 79.9 4Q 2016 The Denton II Kansas City, MO 154 $ 25.4 3Q 2017 Post South Lamar II Austin, TX 344 $ 65.6 2Q 2017 Post Millennium Midtown Atlanta, GA 332 $ 91.1 3Q 2017 Post River North Denver, CO 358 $ 88.2 4Q 2017 Post Centennial Park Atlanta, GA 438 $ 96.3 1Q 2018 TOTAL ACTIVE DEVELOPMENTS 2,420 $ 505.4 $505M CURRENT PIPELINE 3% - 4% OF TOTAL MARKET CAP 6.0% - 6.5% AVERAGE EXPECTED STABILIZED NOI YIELD $30M - $32M TOTAL EXPECTED STABILIZED INCREMENTAL NOI $55M - $60M ESTIMATED VALUE CREATION 1 ACTIVE DEVELOPMENTS Source : Company 1 Q 2017 Filings 1 Assumes 5% market cap rate 2 Currently leasing

NOI LIFT OPPORTUNITIES FROM PPS MERGER REIT WEEK 2017 8 OPPORTUNITIES INITIATIVES EXPECTED TIME FRAMES R ECONCILE REVENUE MANAGEMENT PRACTICES Improved use of historic trends at property level; optimize unit definitions for better pricing results; improve lease expiration processes; tighter override monitoring 2017 - 2018 UTILITY EXPENSE MANAGEMENT AND BILLING PRACTICES Real - time monitoring of water usage; reduced cost of billing practices 4Q 2017 - 2018 ONLINE SEARCH ENGINE OPTIMIZATION/LEAD GENERATION Opportunities to optimize search placement, organic search results & volume of non - paid leads. Apply active reputation management practices 4Q 2017 PROPERTY AND CASUALTY INSURANCE Combined program pricing renews July 2017; enhanced scale expected to drive efficiencies, enhanced loss to insured value ratios & higher retention 4Q 2017 - 2018 REDEVELOPMENT AND UNIT INTERIOR UPGRADE PROGRAM 13,000 units initially identified; higher percent infill locations vs. newer supply enhances value play opportunity 4Q 2017 - 2019+ UNIT TURN AND INVENTORY MANAGEMENT PRACTICES Opportunity to leverage off fixed staff costs and better alignment of lease expiration management 4Q 2017 - 2018 STABILIZE DEVELOPMENT PIPELINE Currently at most dilutive point; represents ultimately $55M - $60M value proposition 2018 - 2019

• Redevelopments are performed on turn at select communities minimizing down time and allowing us to evaluate the effectiveness of the program for real - time improvements • Standard program includes kitchen and bath upgrades • Stainless appliances • Counter top replacement • U pdated cabinetry • Plumbing and light fixture updates • Flooring 2017F 2018F 2019F Production 6,000 - 7,000 6,000 - 7,000 6,000 - 7,000 Average Per Unit Cost $5,000 - $5,500 $6,000 - $6,500 $7,000 - $7,500 Average Rent Increase 9.0% - 10.0% 9.0% - 10.0% 9.0% - 10.0% REDEVELOPMENT = STRONG VALUE CREATION REIT WEEK 2017 9 • Over 15 , 000 units (excluding PPS portfolio) identified for redevelopment across same store portfolio with potential to create additional value • Meaningful additional opportunity within PPS portfolio is expected ( 13 , 000 units) Highlands of West Village, Atlanta, GA SCOPE RESULTS OPPORTUNITY before after

SOLID INVESTMENT GRADE BALANCE SHEET REIT WEEK 2017 10 DEBT SUMMARY ($ IN MILLIONS) AT 3/31/2017 Unsecured Bonds $1,841 40.4% Unsecured Term Loans 850 18.7% Unsecured Credit Facilities 570 12.5% Total Unsecured Debt $3,261 71.6% Total Secured Debt $1,296 28.4% TOTAL DEBT $4,557 Note : Total Market Capitalization equals the total number of weighted average common shares and units diluted times the closing stock price as of 3 / 31 / 2017 plus total debt outstanding including preferred equity Secured Debt 7.82% Unsecured Debt 19.66% Preferred Equity 0.26% Common Equity 72.26% $11.98B Common Equity $4.56B Total Debt DEBT/TOTAL MARKET CAPITALIZATION: 27.5% $0.04B Preferred Equity CREDIT RATINGS Standard & Poor’s Rating Services BBB+ OUTLOOK STABLE Moody’s Investors Service Baa1 OUTLOOK STABLE Fitch Ratings BBB+ OUTLOOK STABLE

ENHANCED INVESTMENT GRADE BALANCE SHEET AND MANAGEABLE DEBT MATU RITY PROFILE REIT WEEK 2017 11 CREDIT METRICS AT 3/31/2017 MAA SECTOR AVG 3 Total debt / total assets 1 34.1% 34.6% Total secured debt / total assets 1 9.7% 12.5% Unencumbered NOI 80.0% 75.4% Net d ebt / Recurring EBITDA 2, 4 5.61x 5.27x Consolidated income available for debt service to total annual debt service charge 1, 4 5.06x 4.75x 0.0% 10.8% 6.1% 13.5% 57.0% 12.6% DEBT MATURITY PROFILE ($ IN MILLIONS ) AT 3/31/2017 1 MAA Calculations as specifically defined in Mid - America Apartments, L.P.’s debt agreements. 2 MAA Recurring EBITDA represents the trailing twelve month period for each date presented. Since only four months of Recurrin g E BITDA for the PPS communities is included in the results for the 3/31/17 calculation, Net debt is adjusted by averaging the Net debt for the prior four quarters. 3 Sector constituents include AVB, CPT, EQR, ESS and UDR 4 Sector average represents publicly disclosed sector equivalent % MATURING 6% 10% 16% 19% 8% 41% $264 $469 $751 $316 $348 $1,840 $570 2017 2018 2019 2020 2021 2022+ Debt* Unsecured credit facility *Debt excluding unsecured credit facility Weighted Average Interest Rate 3.4% Weighted Average Maturity 3.4 years

MAA COMPOUNDING VALUE REIT WEEK 2017 12 $2.38 $2.42 $2.46 $2.46 $2.46 $2.51 $2.64 $2.78 $2.92 $3.08 $3.28 $3.48 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017F MAA DIVIDENDS 2006 - 2017F 1 Guidance for 2017 AFFO per diluted common share is in the range $5.15 - $5.35 with a midpoint of $5.25 $2.59 $2.89 $2.99 $3.08 $2.88 $3.30 $3.96 $3.74 $ 4.38 $4.97 $4.96 $ 5.25 1 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017F MAA AFFO/DILUTED COMMON SHARE 2006 - 2017F ANNUAL COMPOUNDED RETURN At 3/31/2017 1 YR 3 YR 5 YR 10 YR 15 YR MAA 3.0% 18.7% 13.1% 11.0% 15.3% SECTOR AVG* 0.7% 14.8% 10.5% 8.0% 12.0% *Sector includes multifamily peers: AIV, AVB, CPT, EQR, ESS and UDR CONSISTENT, LONG - TERM OUTPERFORMANCE Steady Cash Flow Growth + Steady Dividend Growth Compounding Value Growth

STRONG DIVIDEND GROWTH & COVERAGE REIT WEEK 2017 13 $2.38 $2.42 $2.46 $2.46 $2.46 $2.51 $2.64 $2.78 $2.92 $3.08 $3.28 $3.48 91.9% 83.7% 82.3% 79.9% 85.4% 76.1% 66.7% 74.3% 66.7% 62.0% 66.1% 66.3% 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017F MAA DIVIDENDS AND AFFO PAYOUT RATIO 1 2006 - 2017F Dividends AFFO Payout Ratio 93 Consecutive quarterly cash dividends paid MAA is one of only 3 apartment REITs not to suspend or reduce cash dividends during 2008 - 2009 recession MAA’s dividend constitutes 40% of 15 - year annual compounded return 2 MAA excess cash after all cap ex and dividends 3 2017 forecast is expected to be in range of $95M to $100M SOURCE: Company, KeyBanc Leaderboard, 5/26/2017; S&P Global 1 AFFO Payout Ratio is defined as annual dividends paid or forecasted to be paid divided by annual AFFO per Share diluted 2 At March 31, 2017 3 FFO less all capital expenditures on existing communities and less all dividends paid to shareholders 2017 F AFFO PAYOUT RATIO MAA 66.3% SECTOR AVG * 71.1% *Sector includes multifamily peers: AIV, AVB, CPT, EQR, ESS and UDR

CURRENT IMPLIED CAP RATE SPREAD VS. LONG TERM PROVEN RESULTS PRO VIDES OPPORTUNITY 4.8% 5.7% 2.7% 2.9% Sector Average MAA Market Implied Cap Rate Long-Term Same Store NOI Growth TOTAL IMPLIED UNLEVERAGED RETURN CAP RATE DISPARITY = INVESTMENT OPPORTUNITY REIT WEEK 2017 14 MAA is currently priced at a multiple and implied cap rate discount to the sector average Actual historical performance suggests this discount is not warranted; same store NOI growth has outperformed the sector (with less volatility) Cap rate spread plus competitive/superior earnings growth drive more compelling opportunity Source: Green Street Advisors; Company Data; S&P Global 1 Sector constituents include AIV, AVB, CPT, EQR, ESS and UDR 2 At March 31, 2017 3 For the full year period 2002 - 2017F per company filings 7.5% total return 8.6% total return 1 2 3

MULTIPLE DISPARITY = INVESTMENT OPPORTUNITY REIT WEEK 2017 15 MAA FULL CYCLE EARNINGS PERFORMANCE UNDERPRICED COMPARED TO SECTOR FFO Multiple 2 MAA: 17.3 Sector: 19.4 Average sector FFO multiple 2 is equivalent to a $113.70 MAA share price, or 11.8% higher than 3/31/2017 share price Same Store NOI Std Deviation MAA: 3.6 Sector: 4.9 Source : Company Data; S&P Global 1 Sector constituents include AIV, AVB, CPT, EQR, ESS & UDR. 2 Price divided by 2017 Consensus FFO per Share Estimate at 3/31/2017 -8.0% -6.0% -4.0% -2.0% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017F SAME STORE NOI GROWTH MAA Sector Average (excluding MAA) 1 MAA: 2.9% 2002 - 2017F NOI Growth Sector: 2.7% 2002 - 2017F NOI Growth

REIT WEEK 2017 16 • Focused on driving growing cash flows with lower levels of volatility through the cycle • B alanced capital allocation across the high - growth Sunbelt region • Largest owner/operator focused on high - growth Sunbelt region; competitive advantages support long - term outperformance and superior value creation • Enhanced development capability to enhance strategic capital recycling and value growth opportunity • Meaningful value opportunity from synergies and NOI lift from PPS portfolio • Enhanced investment grade balance sheet well positioned for future opportunities and potential downside pressures • Attractive and compelling value opportunity within the apartment REIT sector; long - term track record and enhanced platform support multiple pricing at or better than sector average SUMMARY Post Sierra at Frisco Bridges Dallas, TX Yale @ 6th Houston, TX Post South End Charlotte, NC The Denton Kansas City, MO - KS High Rise at Post Alexander Atlanta, GA Skysong Phoenix, AZ

FORWARD LOOKING STATEMENTS REIT WEEK 2017 17 This investor presentation contains forward - looking statements within the meaning of Section 27 A of the U . S . Securities Act of 1933 as amended and Section 21 E of the U . S . Securities Exchange Act of 1934 , as amended . These forward - looking statements, which are based on current expectations, estimates and projections about the industry and markets in which MAA operates and beliefs of and assumptions made by MAA management involve uncertainties that could significantly affect the financial results of MAA . Words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” and variations of such words and similar expressions are intended to identify such forward - looking statements, which generally are not historical in nature . Such forward - looking statements include but are not limited to, statements about the anticipated benefits of the merger with Post Properties, Inc . , including future financial and operating results and the combined company’s plans, completed objectives, expectations and intentions . All statements that address operating performance, events or developments that we expect or anticipate will occur in the future – including statements relating to expected synergies, improved liquidity and balance sheet strength – are forward - looking statements . These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict . Although we believe that expectations reflected in any forward - looking statement are based on reasonable assumptions, we can give no assurance that our expectations will be attained and therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward - looking statements . Some of the factors that may affect outcomes and results include, but are not limited to : (i) national, regional and local economic climates, (ii) changes in financial markets and interest rates, or to the business or financial condition of either company or business, (iii) increased or unanticipated competition for the companies’ properties, (iv) risks associated with acquisitions, including the integration of the combined companies’ businesses, (v) the potential liability for the failure to meet regulatory requirements, including the maintenance of REIT status, (vi) availability of financing and capital, (vii) risks associated with achieving expected revenue synergies or cost savings, and (viii) those additional risks and factors discussed in reports filed with the Securities and Exchange Commission (“SEC”) by MAA from time to time, including those discussed under the headings “Risk Factors” in its respective filed reports on Forms 10 - K and 10 - Q . MAA undertakes no duty to update any forward - looking statements appearing in this investor presentation . Eric Bolton Chairman and CEO 901 - 248 - 4127 eric.bolton@maac.com Al Campbell EVP, CFO 901 - 248 - 4169 al.campbell@maac.com Tim Argo SVP, Finance 901 - 248 - 4149 tim.argo@maac.com Jennifer Patrick Investor Relations 901 - 435 - 5371 jennifer.patrick@maac.com CONTACT